UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 14, 2010

ASCEND ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Delaware	000-51840	20-3881465
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

435 Devon Park Drive, Bldg. 700, Wayne, Pennsylvania	19087
(Address of principal executive offices)	(Zip Code)

(610) 977-7531

Registrant's telephone number, including area code

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement.

On June 14, 2010, Ascend Acquisition Corp. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Longhorn Mergerco, LLC, a Delaware limited liability company and a wholly owned subsidiary of the Company (the “Subsidiary”), The Washington Special Opportunity Fund, LLC, a Delaware limited liability company (the “Domestic Fund”), and Patriot Investment Management, LLC, a Delaware limited liability company (“Patriot”). Pursuant to the Merger Agreement, the Company has agreed to acquire, through the Subsidiary, 100% of the assets and assume all of the liabilities of the Domestic Fund (the “Merger Transactions”). The Merger Transactions contemplate and are conditioned upon the Company negotiating, executing and delivering an Asset Purchase Agreement (the “Asset Purchase Agreement” and, with the Merger Agreement, the “Acquisition Agreements”) with the Subsidiary, The Washington Special Opportunity Fund, Inc. a Cayman Islands exempted company (the “Offshore Fund” and, with the Domestic Fund, the “Funds”) and Patriot, pursuant to which the Company would agree to acquire, through the Subsidiary and on terms and conditions similar to those in the Merger Agreement, 100% of the assets and assume all of the liabilities of the Offshore Fund (the “Asset Purchase Transactions” and, with the Merger Transactions, the “Transactions”). Execution of the Asset Purchase Agreement is conditioned, among other things, on the Board of Directors of the Offshore Fund determining that the Asset Purchase Transactions are in the best interests of the Offshore Fund and its investors as a whole. The Merger Transactions cannot be consummated if (a) the Asset Sale Agreement is not executed and delivered and (b) the Asset Sale Transactions are not consummated concurrently with the Merger Transactions.

The Company has received representations that the Domestic Fund and Offshore Fund are each pooled investment funds that invest in portfolios of financial, real estate, operating assets and loans secured by the same. The Funds' investments typically range in size between $500,000 to $15 million, and a significant portion are held for extended periods of time. Furthermore, the investments have been marked to valuations which have been and are expected to continue to be supported by independent third-party valuations.  Patriot and the Company expect the business plan of the Company subsequent to the consummation of the Transactions (the “Closing”) to be to liquidate the Funds’ investments at attractive prices and to raise additional capital to both purchase and originate new investments collateralized by real estate and financial assets. Patriot has advised the Company that it (a) believes there is an unprecedented opportunity to aggregate illiquid assets currently owned by commercial banks and non-bank finance companies, including those collateralized by real estate, and (b) anticipates that there will be a favorable environment  to originate new assets which have attractive risk and return characteristics as a result of the dislocation that it believes presently exists in the commercial real estate lending market. The Company has received further representations that the Domestic Fund and Offshore Fund expect to have an aggregate net asset value of at least $110 million (the “Aggregate Fund NAV”) at the Closing.  The Funds are managed by Patriot, an affiliate of which is expected to continue to manage the assets acquired from the Funds by the Company in accordance with a management agreement to be entered into with the Company at the Closing.

The total consideration to the Fund investors for the Transactions is 631,670.344 shares of a newly created series of Company Preferred Stock (the “Preferred Stock”). The Preferred Stock is expected to:

(a)           have a par value of $0.0001 per share;

(b)           share, as a single group with the holders of the Company’s common stock, in the net assets of the Company to be distributed upon any voluntary or involuntary liquidation, dissolution or winding up of affairs of the Company after the satisfaction of prior claims, and costs and expenses relating to such event; provided, however, that the amount of net assets distributed with respect to each outstanding share of Preferred Stock shall be 1,000 times (subject to adjustment) the amount of net assets distributed with respect to each outstanding share of the Company’s common stock;

(c)           commencing on the Closing, pay, when and if declared by the Board of Directors of the Company, per share dividends on an “as converted” basis together with the holders of Common Stock;

(d)           vote together with holders of Common Stock on all matters requiring the approval or ratification of shareholders of the Company; provided, however, that each outstanding share of Preferred Stock shall have 1,000 votes (subject to adjustment);

(e)           have no redemption or repurchase rights in favor of either the Company or the holder of such Preferred Stock;

(f)           have no voluntary conversion rights; but, on the Conversion Date (as described below), automatically (and without any action on the part of the holder or of the Company) convert into shares of Common Stock in accordance with the Conversion Ratio (as described below);

(g)           provide for adjustment to the Conversion Ratio in the event that the number of outstanding shares of Common Stock is increased by a stock split, stock dividend, or other similar event, or if the number of outstanding shares of Common Stock is decreased by a reverse stock split, combination or reclassification of shares, or other similar event; and

(h)           contain such other terms and conditions as shall be set forth in the Certificate of Designations relating to such Preferred Stock.

The “Conversion Ratio” is the 1,000 shares of common stock of the Company issuable or issued upon the conversion of one share of Preferred Stock, so that upon the conversion of all of the shares of Preferred Stock issued pursuant to the Acquisition Agreements, the holders of the Preferred Shares shall own 98.9% of the total outstanding shares of Common Stock as of the Closing Date (subject to adjustment as described below). The “Conversion Date” is the (a) seven month anniversary of the Closing, with respect to one-sixth (1/6) of the shares of Preferred Stock to be owned by each member of the Domestic Fund and shareholder of the Offshore Fund pursuant to the terms of the Acquisition Agreements (collectively, the “Issued Shares of Preferred Stock”) and (b) the one month anniversaries thereafter for five months (for each such monthly anniversary, with respect to one-sixth (1/6) of the Issued Shares of Preferred Stock), so that 100% of the Issued Shares of Preferred Stock are converted on and as of the one year anniversary of the Closing; provided, however, the Company shall first have amended its Certificate of Incorporation to either increase the authorized number of shares of Common Stock or effect a reverse stock split of the Common Stock, the result of which would allow the conversion of the Preferred Stock pursuant to the Conversion Ratio.

At the applicable Conversion Date, the Preferred Stock shall convert into 631,670,344 shares of Company common stock (subject to adjustment), which will equal 98.9% of the total outstanding shares of Company common stock immediately after the Closing, assuming the Funds, collectively, have at the Closing a net asset value or “NAV” of no less than $110 million (the “Estimated NAV”). The NAV at Closing (the “Actual NAV”) shall be determined by a third party valuation of the assets and liabilities of the Funds to be completed post-Closing. In the event the Actual NAV at Closing is less than the Estimated NAV, the number of shares of Preferred Stock to be issued shall be proportionately reduced. The Fund or the Fund investors will be issued their respective portion of the Preferred Stock only upon (a) the determination of the Actual NAV, (b) the computation of the number of shares to be issued to the Fund investors pursuant to the determination of the Actual NAV and (c) the Fund investors make certain representations to the Company regarding investment intent and restrictions on transferability of the Consideration until such shares are registered or freely tradable under the Securities Act of 1933, as amended.

The Acquisition Agreements provide that upon the Closing, the Board of Directors of the Company shall be comprised of at least three directors. Stephen L. Brown, one of the Company’s two current directors, is expected to resign from the Company’s Board of Directors, while Don K. Rice, the Company’s other current director, is expected to retain his seat and be engaged by the Company as of the Closing as a consultant. Two nominees selected by Patriot are expected to be elected to the Company’s Board of Directors.  Information as to these nominees will be included in an Information Statement pursuant to Section 14(f) of the Securities Exchange Act of 1934, as amended, and Rule 14f-1 thereunder, to be sent to Company stockholders prior to the Closing. It is also expected that all of the current executive officers of the Company will resign at Closing and the newly constituted Board will appoint new executive officers. The issuance of shares in connection with the Transactions and the change in the composition of the Company’s Board of Directors will result in a change in the control of the Company. As of the Closing, the Funds or the Fund investors will be able to, amongst other things, elect all of the members of the Company’s Board of Directors.

Each Acquisition Agreement contains representations and warranties by the Company and the applicable Fund including, among others, with respect to: organization and authority, capitalization, third party and governmental consents and approvals, financial statements, taxes, absence of certain changes, undisclosed liabilities, commitments and contracts, litigation and compliance with law, and related party transactions.

Consummation of the Transactions is subject to, among other customary closing conditions or as stated above, (a) the consent of a majority in interest of the Members of the Domestic Fund and (b) delivery of audited financial statements of the Funds that are materially consistent with the unaudited financial statements previously delivered to the Company by the Funds. There can be no assurance that the closing conditions will be satisfied or waived, or that the Transactions will be completed. The Transactions will not be submitted to Company stockholders for their consideration and approval.

Each Acquisition Agreement contains certain termination rights for the Company and Patriot, as the case may be, which may be triggered: (a) upon mutual agreement of the Company and Patriot; (b) if the conditions precedent to such party’s obligations to close specified in the applicable Acquisition Agreement have not been met or waived; (c) by either party in the event the Transactions have not been consummated by July 1, 2010, provided either party may extend such date by up to five business days in its discretion; or (d) if the other party has or will have breached any representation, warranty or agreement contained in the applicable Acquisition Agreement in any material respect.

In connection with consummation of the Transactions, the following events are also expected to occur:

*
Several currently outstanding convertible promissory notes issued by the Company in favor of Don K. Rice, evidencing an aggregate of $382,500 in principal and accrued interest owed by the Company to Don K. Rice as of March 16, 2010, will be converted into approximately 6,386,960 shares of Company common stock at the Closing.

*
The Company will grant to Patriot or its designees warrants to purchase up to 5% of the total shares of the Company’s common stock outstanding (on an as-converted, fully diluted basis) immediately after the acquisitions upon terms and conditions to be agreed upon by the Company and Patriot.

The Company has been advised that, if the Transactions are consummated, the new management intends to cause the Company to convert into a real estate investment trust (REIT) on or prior to the one year anniversary of the Closing, and seek appropriate stockholder approval to do so.

Also on June 14, 2010, as part of the Merger Transactions, the Company entered into an Indemnification Agreement providing, in part, that Patriot and the Domestic Fund will, jointly and severally, indemnify and hold harmless the Company, the Subsidiary and the Company's two directors, Don K. Rice and Stephen Brown (each, an "Ascend Party"), from all losses arising out of, resulting from, or relating in any way to, defending against any action or request for relief brought by a member of the Onshore Fund against an Ascend Party with respect to (a) the Merger Agreement or the Merger Transactions, (b) the execution by the Ascend Parties of the Merger Agreement, or (c) the consummation by the Ascend Parties of the Merger Transactions.

The foregoing description of the Transactions and the Acquisition Agreements does not purport to be complete and is qualified in its entirety by reference to the Acquisition Agreements. The Merger Agreement is being filed as an exhibit to this report and is incorporated into this report by reference. The Asset Purchase Agreement shall be filed as an exhibit to a separate Form 8-K the Company will file upon the execution of that Acquisition Agreement. The Acquisition Agreements and the above description of each of them have been and shall be included to provide investors and security holders with information regarding the terms of the Acquisition Agreements. It is not intended to provide any other factual information about the Company, the Funds, Patriot or their subsidiaries and affiliates. The Acquisition Agreements contain representations and warranties of the Company, on the one hand, and Patriot and the applicable Fund, on the other hand, made solely for the benefit of the other. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure schedules that the parties may have exchanged in connection with signing the Acquisition Agreements. The disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Acquisition Agreements. Moreover, the representations and warranties in the Acquisition Agreements were used for the purpose of allocating risk between the Company, on the one hand, and Patriot and the applicable Fund, on the other hand. Accordingly, you should read the representations and warranties therein not in isolation but only in conjunction with the other information about the Company that is included in the reports, statements and other filings made with the U.S. Securities and Exchange Commission.

Cautionary Statements

The issuance of the shares of Preferred Stock to the Fund investors described in this report or Company common stock issuable upon conversion thereof have not been and will not be registered under the Securities Act of 1933, as amended, or any state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Act and applicable state securities laws.

This report shall not constitute an offer to sell or the solicitation of an offer to buy any of the securities described herein, nor shall there be any sale of the securities in any jurisdiction or state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction or state.

Forward-Looking Statements

This report contains forward-looking statements, which are included in accordance with the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “expects,” “plans,” “intends,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” or “continue,” or the negative of such terms and other comparable terminology. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. These statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ from those expressed or implied by the forward-looking statement. These factors include the following: inability to consummate the proposed transactions with Patriot and the Funds on the terms contemplated in the Acquisition Agreements; failure to receive necessary approval for the Transactions; inability to continue as a going concern; inability to raise additional capital on acceptable terms or at all; failure to maintain adequate levels of capital and liquidity to support operations; general economic and business conditions internationally, nationally and in those areas in which the Company or Patriot and the Funds operate; volatility and deterioration in the credit and equity markets; availability of capital; and risks relating to the investment portfolio of the Funds. In addition, the Company sets forth certain risks in its reports filed with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2010 and current and periodic reports filed with the U.S. Securities and Exchange Commission thereafter, which could cause actual results to differ from those projected. The Company undertakes no obligation to update such forward-looking statements except as required by law.

Item 3.02                      Unregistered Sales of Equity Securities.

To the extent required by Item 3.02 of Form 8-K, the information contained or incorporated in Item 1.01 of this Form 8-K is incorporated by reference in this Item 3.02.

Item 9.01                      Financial Statements and Exhibits.

 (c)           Exhibits

Exhibit No.	Description

2.1
Agreement and Plan of Merger dated June 14, 2010 between the Company and Longhorn Mergerco, LLC, on the one hand, and The Washington Special Opportunity Fund, LLC, a Delaware limited liability company, and Patriot Investment Management, LLC, on the other hand

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASCEND ACQUISITION CORP.

Date: June 14, 2010	By:	/s/ Don K. Rice
Don K. Rice, Chief Executive Officer